VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2021 (Unaudited)

Shares		Value
Private Investment Funds(a) - 69.4%
	Diversified – 69.4%
32,131,871	AMP Capital Diversified Infrastructure Trust	$ 24,974,544
—	AMP Capital Infrastructure Debt Fund III(b)(c)	19,253,565
16,064	Blackstone Infrastructure Partners LP	20,788,496
160,128	BTG Pactual Open Ended Core US Timberland Fund LP(d)(e)	200,538,584
—	Ceres Farmland Holdings LP(b)(f)	154,523,429
33,745,836	Global Diversified Infrastructure Fund	57,578,403
49,116	Hancock Timberland and Farmland Fund LP	52,908,373
146,377	Harrison Street Social Infrastructure Fund LP(b)	172,177,349
64,454	IFC Core Farmland Fund LP(d)(g)	70,799,138
—	IFM Global Infrastructure Fund (Offshore) LP(h)	57,670,783
—	IFM US Infrastructure Debt Fund, LP(i)	14,246,384
58,123,866	IIF Hedged LP	53,735,690
93,539	Jamestown Timberland Fund(d)(g)	109,915,721
59,049	National Data Center Fund(b)	62,637,650
18,052	Nuveen - Global Farmland Fund	17,840,009
—	RMS Evergreen Forestland Fund LP(b)(j)	79,236,238
20,437	UBS AgriVest Farmland Fund, Inc.	41,718,082
67,076	US Core Farmland Fund LP(d)(g)	83,655,936
—	Versus Capital Real Assets Sub-REIT LLC(d)(k)(l)(m)	48,431,392
—	Versus Capital Real Assets Sub-REIT II LLC(d)(l)(m)	60,578,003

	Total Private Investment Funds	1,403,207,769
	(Cost $1,278,825,588)
Common Stocks - 23.0%
	Agricultural Biotech – 0.2%
85,700	Corteva, Inc.	3,800,795
	Agricultural Chemicals – 0.2%
21,206	CF Industries Holdings, Inc.	1,091,049
47,625	Nutrien, Ltd.	2,886,551
		3,977,600
	Agricultural Operations – 0.5%
86,694	Archer-Daniels-Midland Co.	5,253,657
62,514	Bunge, Ltd.	4,885,469
		10,139,126
	Airport Development/Maintenance – 1.6%
133,800	Fraport AG Frankfurt Airport Services Worldwide(k)	9,118,210
760,420	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	8,141,308
3,699,068	Sydney Airport(k)	16,050,317
		33,309,835
	Building & Construction Production-Miscellaneous – 0.1%
17,087	Louisiana-Pacific Corp.	1,030,175
	Building & Construction-Miscellaneous – 0.3%
174,667	Ferrovial SA	5,133,184
	Building Production-Wood – 0.0%
12,587	Stella-Jones, Inc.	453,177
	Building-Heavy Construction – 0.6%
134,359	Cellnex Telecom SA, 144A	8,569,590
25,657,500	China Tower Corp., Ltd., Class H Shares, 144A	3,533,140
		12,102,730
	Chemicals-Diversified – 0.2%
36,504	FMC Corp.	3,949,733
	Chemicals-Plastics – 0.2%
1,217,000	Orbia Advance Corp. SAB de CV	3,181,392
Shares		Value

	Chemicals-Specialty – 0.4%
6,309	Balchem Corp.	$ 828,119
29,008	Koninklijke DSM NV	5,422,555
26,592	Novozymes A/S, Class B Shares	2,006,357
		8,257,031
	Containers-Paper/Plastic – 0.9%
320,858	Graphic Packaging Holding Co.	5,820,364
831,200	Klabin SA(k)	4,375,089
35,459	Metsa Board Oyj	364,759
11,776	Packaging Corp. of America	1,594,706
23,649	Sonoco Products Co.	1,582,118
100,990	Westrock Co.	5,374,688
		19,111,724
	Electric-Distribution – 1.4%
1,168,769	National Grid PLC	14,866,358
97,600	Sempra Energy	12,930,048
		27,796,406
	Electric-Generation – 0.8%
24,535	Albioma SA	1,004,394
540,700	Engie SA	7,414,392
194,078	RWE AG	7,036,725
		15,455,511
	Electric-Integrated – 4.9%
5,609	Ameren Corp.	448,944
106,881	American Electric Power Co., Inc.	9,041,064
226,700	CenterPoint Energy, Inc.	5,558,684
132,046	CMS Energy Corp.	7,801,278
100,548	Duke Energy Corp.	9,926,099
92,763	Entergy Corp.	9,248,471
123,600	Evergy, Inc.	7,469,148
303,148	FirstEnergy Corp.	11,280,137
1,116,000	Hera SpA	4,613,692
305,876	NextEra Energy, Inc.	22,414,593
1,150,799	PG&E Corp.(k)	11,703,626
		99,505,736
	Electronic Measurement Instruments – 0.2%
54,412	Trimble, Inc.(k)	4,452,534
	Fisheries – 0.5%
47,951	Bakkafrost P/F	3,962,315
302,521	Leroy Seafood Group ASA	2,652,042
103,857	Mowi ASA	2,644,151
		9,258,508
	Food-Meat Products – 0.1%
128,932	Maple Leaf Foods, Inc.	2,676,202
	Food-Miscellaneous/Diversified – 0.2%
22,984	Kerry Group, PLC, Class A Shares	3,213,406
	Forestry – 0.2%
26,687	Holmen AB, Class B Shares	1,205,457
28,259	Interfor Corp.	707,615
27,556	West Fraser Timber Co., Ltd.	1,978,225
		3,891,297
	Gas-Distribution – 0.6%
1,390,473	China Gas Holdings, Ltd.	4,235,795
318,036	NiSource, Inc.	7,791,882
		12,027,677
	Machinery-Farm – 0.8%
36,473	AGCO Corp.	4,755,350
193,591	CNH Industrial NV	3,211,225

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2021 (Unaudited) (continued)

Shares		Value

	Machinery-Farm - (continued)
12,068	Deere & Co.	$ 4,256,504
110,800	Kubota Corp.	2,241,451
6,445	Lindsay Corp.	1,065,230
		15,529,760
	Medical-Drugs – 0.2%
21,519	Zoetis, Inc.	4,010,281
	Paper & Related Products – 1.0%
70,206	BillerudKorsnas AB	1,393,918
68,401	Cascades, Inc.	842,045
12,327	International Paper Co.	755,768
49,489	Mondi PLC	1,304,791
7,026	Neenah, Inc.	352,494
43,400	Nippon Paper Industries Co., Ltd.	486,826
252,800	Oji Holdings Corp.	1,452,773
77,312	Smurfit Kappa Group PLC	4,204,484
184,799	Stora Enso Oyj, Class R Shares	3,374,597
71,100	Suzano SA(k)	856,265
81,337	Svenska Cellulosa AB SCA, Class B Shares	1,334,105
113,671	UPM-Kymmene Oyj	4,303,345
		20,661,411
	Pastoral & Agricultural – 0.2%
70,668	Darling Ingredients, Inc.(k)	4,770,090
	Pipelines – 2.4%
86,100	Cheniere Energy, Inc.(k)	7,468,314
463,200	Enbridge, Inc.	18,545,189
201,642	Keyera Corp.	5,418,437
154,400	ONEOK, Inc.	8,590,816
198,617	Targa Resources Corp.	8,828,526
		48,851,282
	Public Thoroughfares – 1.3%
582,284	Atlantia SpA(k)	10,573,116
461,541	Promotora y Operadora de Infraestructura SAB de CV	3,685,336
1,080,986	Transurban Group	11,528,808
		25,787,260
	Transport-Rail – 2.1%
114,100	Canadian Pacific Railway, Ltd.	8,773,807
348,000	CSX Corp.	11,163,840
129,700	East Japan Railway Co.	9,249,431
259,400	Getlink SE	4,051,090
544,264	MTR Corp., Ltd.	3,030,463
1,640,696	Rumo SA(k)	6,333,460
		42,602,091
	Water – 0.9%
12,652,995	Aguas Andinas SA, Class A Shares	2,601,618
48,500	American Water Works Co., Inc.	7,475,305
2,075,300	Guangdong Investment, Ltd.	2,980,783
436,234	United Utilities Group PLC	5,887,943
		18,945,649

	Total Common Stocks	463,881,603
	(Cost $437,594,811)
Real Estate Investment Trust - 1.7%
	REITS-Diversified – 1.7%
102,400	Crown Castle International Corp., REIT	19,978,240
58,966	PotlatchDeltic Corp., REIT	3,134,043
96,332	Rayonier, Inc., REIT	3,461,209
Shares		Value

	REITS-Diversified - (continued)
14,400	SBA Communications Corp., REIT	$ 4,589,280
121,566	Weyerhaeuser Co., REIT	4,184,302
		35,347,074

	Total Real Estate Investment Trust	35,347,074
	(Cost $32,260,129)
Par
Corporate Debt - 3.9%
	Cable/Satellite TV – 0.2%
	Cable One, Inc., 144A,
$750,000	4.00%, 11/15/2030	753,750
	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A,
1,375,000	4.75%, 3/1/2030	1,455,781
	CSC Holdings, LLC, 144A,
1,000,000	5.50%, 4/15/2027	1,052,640
	Virgin Media Secured Finance, PLC, 144A,
625,000	4.50%, 8/15/2030	630,469
		3,892,640
	Cellular Telecom – 0.1%
	Altice France SA, 144A,
450,000	5.50%, 1/15/2028	467,528
	T-Mobile USA, Inc.,
1,125,000	4.75%, 2/1/2028	1,206,562
	Vodafone Group, PLC,
400,000	7.00%, 4/4/2079	484,995
		2,159,085
	Electric-Distribution – 0.1%
	Sempra Energy,
800,000	4.88%, 10/15/2169	870,000
		870,000
	Electric-Generation – 0.1%
	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A,
725,000	4.50%, 8/15/2028	752,332
		752,332
	Electric-Integrated – 0.6%
	AES Corp., 144A,
750,000	2.45%, 1/15/2031	743,285
	American Electric Power Co., Inc.,
550,000	4.30%, 12/1/2028	633,630
	CMS Energy Corp.,
675,000	4.75%, 6/1/2050	753,891
	Dominion Energy, Inc.,
575,000	4.65%, 6/15/2170	612,375
	DTE Energy Co.,
400,000	3.80%, 3/15/2027	445,670
	Duke Energy Corp.,
575,000	4.88%, 3/16/2170	612,375
	Emera US Finance LP,
325,000	3.55%, 6/15/2026	355,363
	Emera, Inc.,
625,000	6.75%, 6/15/2076	733,122
	Entergy Corp.,
950,000	2.80%, 6/15/2030	990,547
	Evergy, Inc.,
475,000	2.90%, 9/15/2029	503,879
	FirstEnergy Corp.,
925,000	4.40%, 7/15/2027	1,006,963

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2021 (Unaudited) (continued)

Par		Value
	Electric-Integrated - (continued)
	NextEra Energy Capital Holdings, Inc.,
$925,000	3L + 2.13%, 2.24%, 6/15/2067(n)	$ 864,389
	Pacific Gas and Electric Co.,
930,000	2.50%, 2/1/2031	872,981
	PPL Capital Funding, Inc.,
450,000	3L + 2.67%, 2.81%, 3/30/2067(n)	443,442
	Southern California Edison Co.,
625,000	2.25%, 6/1/2030	615,889
	Southern Co.,
350,000	3.70%, 4/30/2030	386,288
	Talen Energy Supply, LLC, 144A,
75,000	6.63%, 1/15/2028	68,797
	WEC Energy Group, Inc.,
275,000	3L + 2.11%, 2.24%, 5/15/2067(n)	253,985
		10,896,871
	Energy-Alternate Sources – 0.0%
	Atlantica Sustainable Infrastructure PLC, 144A,
63,000	4.13%, 6/15/2028	64,263
		64,263
	Gas-Distribution – 0.0%
	NiSource, Inc.,
600,000	2.95%, 9/1/2029	636,628
		636,628
	Independent Power Producer – 0.2%
	Calpine Corp., 144A,
850,000	5.13%, 3/15/2028	866,078
	Clearway Energy Operating, LLC, 144A,
993,000	3.75%, 2/15/2031	989,370
	NRG Energy, Inc., 144A,
875,000	2.45%, 12/2/2027	881,596
		2,737,044
	Internet Connective Services – 0.0%
	Cogent Communications Group, Inc., 144A,
490,000	3.50%, 5/1/2026	501,638
		501,638
	Internet Telephony – 0.0%
	Cablevision Lightpath, LLC, 144A,
600,000	3.88%, 9/15/2027	595,002
		595,002
	Machinery-Construction & Mining – 0.0%
	Terex Corp., 144A,
165,000	5.00%, 5/15/2029	172,219
		172,219
	Machinery-Pumps – 0.0%
	Mueller Water Products, Inc., 144A,
475,000	4.00%, 6/15/2029	488,713
		488,713
	Oil Refining & Marketing – 0.0%
	Parkland Corp., 144A,
371,000	4.50%, 10/1/2029	378,092
	Sunoco LP / Sunoco Finance Corp., 144A,
118,000	4.50%, 5/15/2029	120,421
		498,513
	Pipelines – 2.1%
	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A,
475,000	5.38%, 6/15/2029	495,784
Par		Value
	Pipelines - (continued)
	Blue Racer Midstream, LLC / Blue Racer Finance Corp., 144A,
$210,000	6.63%, 7/15/2026	$ 220,229
	Buckeye Partners LP,
670,000	4.13%, 12/1/2027	682,147
	Cheniere Energy, Inc., 144A,
700,000	4.63%, 10/15/2028	739,375
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A,
235,000	5.63%, 5/1/2027	241,862
	DT Midstream, Inc., 144A,
625,000	4.13%, 6/15/2029	635,363
	Energy Transfer LP,
375,000	3L + 3.02%, 3.14%, 11/1/2066(n)	303,750
300,000	6.75%, 12/15/2170	303,075
300,000	7.13%, 12/15/2170	310,500
	EnLink Midstream, LLC,
555,000	5.38%, 6/1/2029	579,939
	Enterprise Products Operating, LLC,
475,000	2.80%, 1/31/2030	502,206
	EPIC Y-Grade Services LP,
10,074,750	3L + 6.00%, 7.00%, 6/30/2027(n)(o)	8,765,032
	EQM Midstream Partners LP, 144A,
730,000	4.50%, 1/15/2029	743,627
	Genesis Energy LP / Genesis Energy Finance Corp.,
350,000	6.50%, 10/1/2025	354,205
90,000	8.00%, 1/15/2027	94,669
	Global Partners LP / GLP Finance Corp.,
400,000	7.00%, 8/1/2027	424,800
	Holly Energy Partners LP / Holly Energy Finance Corp., 144A,
838,000	5.00%, 2/1/2028	858,531
	Kinder Morgan, Inc.,
380,000	4.30%, 3/1/2028	434,018
75,000	2.00%, 2/15/2031	72,182
	MPLX LP,
475,000	6.88%, 8/15/2170	486,210
	NuStar Logistics LP,
690,000	5.75%, 10/1/2025	752,459
	ONEOK, Inc.,
475,000	3.10%, 3/15/2030	497,109
	Paradigm Midstream LLC,
8,917,002	L + 5.25%, 5.36%, 9/5/2024(n)	8,150,720
	Plains All American Pipeline LP,
140,000	6.13%, 11/15/2169	123,998
	Seaport Financing LLC,
3,518,286	L + 5.50%, 5.61%, 10/31/2025(m)(n)	3,500,695
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A,
487,000	6.00%, 12/31/2030	507,605
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
600,000	5.38%, 2/1/2027	626,592
	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 144A,
135,000	4.88%, 2/1/2031	146,322
	TransCanada PipeLines, Ltd.,
775,000	3L + 2.21%, 2.33%, 5/15/2067(n)	693,824
	Western Midstream Operating LP,
700,000	4.75%, 8/15/2028	758,481

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2021 (Unaudited) (continued)

Par		Value
	Pipelines - (continued)
	Woodford Express LLC,
$10,234,607	3L + 5.00%, 6.00%, 1/26/2025(n)(o)	$ 9,944,660
		42,949,969
	REITS-Diversified – 0.2%
	American Tower Corp., REIT,
800,000	3.60%, 1/15/2028	880,887
	Crown Castle International Corp., REIT,
700,000	3.80%, 2/15/2028	778,319
	Digital Realty Trust LP, REIT,
325,000	3.70%, 8/15/2027	364,003
225,000	3.60%, 7/1/2029	250,341
	Equinix, Inc., REIT,
475,000	3.20%, 11/18/2029	510,058
	SBA Communications Corp., REIT,
675,000	3.88%, 2/15/2027	694,828
		3,478,436
	Rental Auto/Equipment – 0.0%
	Ashtead Capital, Inc., 144A,
600,000	4.25%, 11/1/2029	649,500
		649,500
	Retail-Propane Distribution – 0.0%
	Ferrellgas LP / Ferrellgas Finance Corp., 144A,
125,000	5.38%, 4/1/2026	124,076
	Suburban Propane Partners LP / Suburban Energy Finance Corp., 144A,
497,000	5.00%, 6/1/2031	509,425
		633,501
	Telecom Services – 0.1%
	Frontier Communications Holdings, LLC, 144A,
845,000	5.00%, 5/1/2028	874,642
	Windstream Escrow LLC / Windstream Escrow Finance Corp., 144A,
595,000	7.75%, 8/15/2028	613,594
		1,488,236
	Telephone-Integrated – 0.2%
	AT&T, Inc.,
550,000	3.80%, 2/15/2027	613,663
	Consolidated Communications, Inc., 144A,
700,000	6.50%, 10/1/2028	754,429
	Level 3 Financing, Inc., 144A,
1,150,000	4.63%, 9/15/2027	1,197,110
	Verizon Communications, Inc.,
475,000	4.33%, 9/21/2028	553,016
	Zayo Group Holdings, Inc., 144A,
995,000	4.00%, 3/1/2027	989,398
		4,107,616
	Television – 0.0%
	Videotron, Ltd., 144A,
500,000	3.63%, 6/15/2029	510,480
		510,480
	Transport-Rail – 0.0%
	Union Pacific Corp.,
500,000	2.75%, 3/1/2026	534,095
		534,095

	Total Corporate Debt	78,616,781
	(Cost $79,762,187)
Shares		Value
Short-Term Investment - 3.9%
77,789,587	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.01%	$ 77,789,587
	(Cost $77,789,587)
	Total Investments - 101.9%	2,058,842,814
	(Cost $1,906,232,302)
	Other Assets - (1.9)%	(37,965,154)
	Net Assets - 100.0%	$2,020,877,660

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 9.9% of this fund.
(d)	Affiliated issuer.
(e)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 17.2% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 3.9% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(k)	Non-income producing security.
(l)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(m)	Security value was determined by using significant unobservable inputs.
(n)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(o)	The variable rate is subject to a contractual interest rate floor.
Portfolio Abbreviations:
144A - Rule 144A Security
3L - 3 Month London Inter
L - 30 Day London Inter
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2021 (Unaudited) (continued)

Industry	% of Net Assets
Diversified	69.4%
Electric-Integrated	5.5%
Pipelines	4.5%
Short-Term Investment	3.9%
Transport-Rail	2.1%
REITS-Diversified	1.9%
Airport Development/Maintenance	1.6%
Electric-Distribution	1.5%
Public Thoroughfares	1.3%
Paper & Related Products	1.0%
All Other Industries	9.2%
Liabilities in excess of Other Assets	(1.9)%
Total	100.0%
See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2021 (Unaudited)

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:
•  Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.
•  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.
The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.
For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2021 (Unaudited) (continued)

Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The June 30, 2021 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2021 NAV calculation.
Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At June 30, 2021, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $17,300,000 and almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $35,900,000. At June 30, 2021, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $37,200,000 and a hazelnut property in Benton County, Oregon fair valued at approximately $21,200,000.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows:
	Total Market Value at 06/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Funds (Sub-REIT)*	$109,009,395	$—	$—	$109,009,395
Common Stocks*	463,881,603	290,225,615	173,655,988	—
Corporate Bonds*	78,616,781	—	75,116,086	3,500,695
Real Estate Investment Trust*	35,347,074	35,347,074	—	—
Short-Term Investment*	77,789,587	77,789,587	—	—
Subtotal	$764,644,440	$403,362,276	$248,772,074	$112,510,090
Private Investment Funds (held at NAV)*	1,294,198,374
Total	$2,058,842,814
*	See Portfolio of Investments for industry breakout.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2021 (Unaudited) (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Funds' investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2021:
Category	Total Fair Value at 06/30/2021	Valuation Technique	Unobservable Inputs	Input Range
Corporate Debt	$3,500,695	Single Broker Quote	Quoted Price	$99.50
Private Investment Funds	48,431,392	Appraised Value	Cap Rates	3.89% - 7.08%
		Cost	Cost Per Net Acre	$31,000
Private Investment Funds	60,578,003	Appraised Value	Discount Rate	7.0% - 9.5%
Balance as of 06/30/2021	$112,510,090
Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.
Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.
Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2021 (Unaudited) (continued)

investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.
Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.
Restricted Securities - Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of June 30, 2021, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)	% of Net Assets	Redemption Notice(c)
AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	$25,005	$24,975	$—	1.2%	(d)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	19,545	19,254	—	1.0%	(e)
Blackstone Infrastructure Partners LP	3/31/2019	16,064	15,846	20,789	24,647	1.0%	(f)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	160,128	169,999	200,539	—	9.9%	(g)
Ceres Farmland Holdings LP	11/6/2017	—	135,000	154,523	—	7.6%	(h)
Global Diversified Infrastructure Fund	9/18/2017	33,745,836	55,547	57,578	6,000	2.9%	(i)
Hancock Timberland and Farmland Fund LP	9/18/2017	49,116	50,000	52,908	35,000	2.6%	(j)
Harrison Street Social Infrastructure Fund LP	7/2/2018	146,377	150,000	172,177	75,000	8.5%	(k)
IFC Core Farmland Fund LP(l)	10/25/2019	64,454	65,049	70,799	79,999	3.5%	(m)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	49,768	57,671	—	2.9%	(n)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,246	—	0.7%	(o)
IIF Hedged LP	9/18/2017	58,123,866	52,574	53,736	—	2.7%	(p)
Jamestown Timberland Fund(l)	7/2/2018	93,539	100,022	109,916	—	5.4%	(q)
National Data Center Fund	4/1/2021	59,049	60,000	62,638	—	3.1%	(r)
Nuveen - Global Farmland Fund	7/28/2020	18,052	17,661	17,840	42,512	0.9%	(s)
RMS Evergreen Forestland Fund LP	9/18/2017	—	79,603	79,236	—	3.9%	(t)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	20,437	40,689	41,718	—	2.1%	(u)
US Core Farmland Fund LP(l)	9/18/2017	67,076	75,000	83,656	—	4.1%	(v)

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2021 (Unaudited) (continued)

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)	% of Net Assets	Redemption Notice(c)
Versus Capital Real Assets Sub-REIT LLC	7/25/2019	—	$45,852	$48,431	$—	2.4%	(w)
Versus Capital Real Assets Sub-REIT II LLC	9/29/2017	—	56,650	60,578	—	3.0%	(w)
Total			$1,278,826	$1,403,208	$263,158	69.4%
(a)	The securities include Investment Funds and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(d)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(e)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(f)	Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.
(g)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(h)	Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.
(i)	Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.
(j)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(k)	Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.
(l)	The Fund owns a non-voting majority interest in this private investment fund.
(m)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(n)	Initiating the redemption process requires a written notification 45 days prior to quarter end.
(o)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(p)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(q)	Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(r)	Shares are subject to an initial lockup period of five-years from date of acquisition. The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 90 days prior to the end of that quarter.
(s)	Shares are subject to a three-year lock up from issuance date. Thereafter, they are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.
(t)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(u)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter.
(v)	Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(w)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.